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                           SUPPLEMENT DATED JANUARY 8, 1999
                TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                  DATED MAY 1, 1998
                      PINNACLE FLEXIBLE PREMIUM VARIABLE ANNUITY
                           INTEGRITY LIFE INSURANCE COMPANY


The Prospectus and Statement of Additional Information are hereby amended as follows:

     Zweig/Glaser Advisers, the sub-adviser to the Zweig Asset Allocation and the Zweig Equity (Small Cap) Portfolios, has entered into an agreement pursuant to which it will become a wholly owned subsidiary of Phoenix Investment Partners, Ltd. (Phoenix), a 60 percent owned subsidiary of Phoenix Home Life Mutual Insurance Company.

     Phoenix is a large, diversified financial services organization that provides a variety of investment products and services to investors throughout the United States and abroad, including management, administrative and distribution services to more than 40 mutual funds. Phoenix is headquartered in Hartford, Connecticut, and its common stock is listed on the New York stock exchange.

     The change in control of Zweig/Glaser Advisers will result in the automatic termination of the sub-advisory agreements relating to the Portfolios. Contractholders of the Portfolios will receive further information, including a proxy statement, with respect to sub-advisory arrangements for the Portfolios following the closing. It is anticipated that the closing will occur during the first quarter of 1999.

















THIS SUPPLEMENT MODIFIES THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ AND RETAINED.